UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014
Brixmor Property Group Inc.
(Exact name of Registrant as specified in its charter)

Maryland	001-36160	45-2433192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
420 Lexington Avenue
New York, New York 10170
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 869-3000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Brixmor Property Group Inc. (the “Company”) is furnishing this Form 8-K/A solely to correct certain line items in its unsecured credit facility covenant disclosure included on page 22 in its Supplemental Disclosure for the quarter ended March 31, 2014 that was originally furnished as Exhibit 99.2 to the Company’s Form 8-K dated May 7, 2014 (the “Original Form 8-K”). Under “I. Leverage ratio,” the “Total Outstanding Indebtedness” line item should have been $6,024,542 and not $6,025,286. Under “II. Secured leverage ratio,” the “Total Secured Indebtedness” line item should have been $3,457,870 and not $3,458,613, and the “Total Asset Value” line item should have been $13,067,656 and not $30,367,656. Under “III. Unsecured leverage ratio,” the “Unencumbered Asset Value” line item should have been $6,238,142 and not $6,228,991. All of the ratios to which these line items relate were correct as previously disclosed.

This Form 8-K/A is not intended to, nor does it, reflect events occurring after the furnishing of the Original Form 8-K, and the Supplemental Disclosure that was included with the Original Form 8-K is not being modified or updated in any way other than as necessary to reflect the corrections described above. Furthermore, the press release that was furnished with the Original Form 8-K as Exhibit 99.1 has not been modified or updated in any way.

Item 2.02	Results of Operations and Financial Condition.

A copy of the Company’s Supplemental Disclosure for the quarter ended March 31, 2014, as revised to reflect the corrections described in the Explanatory Note above is furnished as Exhibit 99.1 to this Form 8-K/A.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and the exhibit to this Form 8-K/A shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01     Financial Statements and Exhibits
(d)     The following exhibits are attached to this Current Report on Form 8-K

99.1	Revised Brixmor Property Group Inc. Supplemental Financial Information for the quarter ended March 31, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIXMOR PROPERTY GROUP INC.

By:	/s/Steven F. Siegel
Name:	Steven F. Siegel
Title:	Executive Vice President,
General Counsel and Secretary
Date: May 8, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Brixmor Property Group Inc. Supplemental Financial Information for the quarter ended March 31, 2014.